UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 18, 2007
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The registrant hereby amends its Current Report on Form 8-K dated April 24, 2007 as follows:
.
Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The consolidated financial statements of Actaris Metering Systems SA (Actaris) required to be filed pursuant to Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K/A.

(b)	Pro forma financial information.

The pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K is included as Exhibit 99.3 of this Current Report on Form 8-K/A.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Ernst & Young Reviseurs d'Entreprises SCCRL, Independent Registered Public Accounting Firm.
99.1
Consolidated balance sheets of Actaris Metering Systems SA and Subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2006; the five months ended December 31, 2005 as well as the seven months ended July 31, 2005 (Predecessor period) and year ended December 31, 2004 (Predecessor period) and Independent Auditors Report.

99.2	Unaudited consolidated financial statements of Actaris Metering Systems SA and Subsidiaries as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006.
99.3
Unaudited pro forma condensed combined statements of operations of Itron, Inc. and Actaris Metering Systems SA for the year ended December 31, 2006 and the three months ended March 31, 2007 and the unaudited pro forma condensed combined balance sheet of Itron, Inc. and Actaris Metering Systems SA as of March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 29, 2007	ITRON, INC. By: /s/ Steven M. Helmbrecht
Steven M. Helmbrecht Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Ernst & Young Reviseurs d'Entreprises SCCRL, Independent Registered Public Accounting Firm.
99.1
Consolidated balance sheets of Actaris Metering Systems SA and Subsidiaries as of December 31, 2006 and 2005, and the related consolidated statements of operations, shareholders’ equity and cash flows for the year ended December 31, 2006; the five months ended December 31, 2005 as well as the seven months ended July 31, 2005 (Predecessor period) and year ended December 31, 2004 (Predecessor period) and Independent Auditors Report.

99.2	Unaudited consolidated financial statements of Actaris Metering Systems SA and Subsidiaries as of March 31, 2007 and December 31, 2006 and for the three months ended March 31, 2007 and 2006.
99.3
Unaudited pro forma condensed combined statements of operations of Itron, Inc. and Actaris Metering Systems SA for the year ended December 31, 2006 and the three months ended March 31, 2007 and the unaudited pro forma condensed combined balance sheet of Itron, Inc. and Actaris Metering Systems SA as of March 31, 2007.